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                                                                    Exhibit 23.1


               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We hereby consent to the incorporation of our report included in this Form 10-KSB, into the Company's previously filed S-8 Registration Statement, file number 333-46355.



BDO Seidman, LLP

Woodbridge, New Jersey
March 29, 1999